PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. PANOVA-3: Phase 3 study of Tumor Treating Fields (TTFields) with gemcitabine and nab-paclitaxel (GnP) for locally advanced pancreatic adenocarcinoma (LA-PAC) Vincent Picozzi, Hani Babiker, Sreenivasa Chandana, Bohuslav Melichar, Anup Kasi, Jin Gang, Javier Gallego, Andrea Bullock, Hao Chunyi, Lucjan Wyrwicz, Arsen Osipov, Christelle de la Fouchardiere, Tomislav Dragovich, Woojin Lee, Kynan Feeney, Philip A. Philip, Makoto Ueno, Eric Van Cutsem, Thomas Seufferlein, Teresa Macarulla on behalf of the PANOVA-3 study investigators Dr Vincent Picozzi 1Virginia Mason Medical Center, Seattle, Washington, USA; 2Mayo Clinic, Jacksonville, Florida, USA; 3The Cancer & Hematology Centers, Michigan, USA; 4Palacky University and University Hospital Olomouc, Olomouc, Czech Republic; 5University of Kansas Medical Center, Kansas City, Kansas, USA; 6Changhai Hospital, Shanghai, China; 7General University Hospital Elche, Elche, Spain; 8Harvard Medical School, Harvard University, Boston, Massachusetts, USA; Beth Israel Deaconess Medical Center, Boston, Massachusetts, USA; 9Beijing Cancer Hospital, Beijing, China; 10National Institute of Oncology; Maria Sklodowska Curie National Cancer Research Institute, Warsaw, Poland; 11Cedars-Sinai Medical Center, Los Angeles, CA; 12Centre Léon Bérard, Lyon, France; 13Baptist MD Anderson Cancer Center, Jacksonville, Florida, USA; 14National Cancer Center, Goyang, Republic of Korea; 15St John of God Murdoch Hospital, Murdoch, Western Australia, Australia; 16Wayne State University/Henry Ford Hospital, Jackson, Michigan, USA; 17Kanagawa Cancer Center, Yokohama, Japan; 18University Hospitals Gasthuisberg and University of Leuven (KUL), Leuven, Belgium; 19University Hospital, Ulm, Germany; 20Vall d’Hebron University Hospital, Vall d’Hebron Institute of Oncology (VHIO), Barcelona, Spain Exhibit 99.2

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. Key Takeaway Points/Conclusions 2 Survival benefit for patients is supported by significantly improved QoL and pain-free survival* compared with GnP alone The only frequently reported TTFields toxicity was localized skin reactions *as the time to a ≥ 20-point increase from baseline on a patient-reported visual analogue scale for pain or death. GnP, gemcitabine/nab-paclitaxel; LA-PAC, locally advanced pancreatic adenocarcinoma; OS, overall survival; TTFields, Tumor Treating Fields. PANOVA-3 is the first phase 3 trial in patients with unresectable LA-PAC to show an OS benefit over gemcitabine/nab-paclitaxel PANOVA-3 establishes TTFields with GnP as a potential new standard paradigm for unresectable LA-PAC Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. LA- PAC, a high unmet need 3 • Pancreatic adenocarcinoma remains a high unmet need with a modest 5-year survival rate of 8%1,2 ➢About 30–35% of patients present with LA-PAC* and only 10–15% of them will be eligible for potentially curative surgery3 ➢The remaining patients are incurable and will experience debilitating symptoms, especially pain • The current SOC for unresectable LA-PAC is chemotherapy (GnP, FOLFIRINOX, NALIRIFOX) ± radiation4-6 • While most trials of novel agents have focused on patients with metastatic disease,7-9 recent studies in patients with LA-PAC have failed to demonstrate overall survival benefit over the current SOC10,11 *LA-PAC was defined as histological/cytological diagnosis of de novo adenocarcinoma of the pancreas, which was deemed unresectable, locally advanced by investigator. GnP, gemcitabine/nab-paclitaxel; FOLFIRINOX, 5-FU/leucovorin, irinotecan, and oxaliplatin; LA-PAC, locally advanced pancreatic adenocarcinoma; NALFIRINOX, liposomal irinotecan, oxaliplatin, 5-FU/leucovorin, SOC, standard of care; References: 1. National Cancer Institute 2025; 2. American Cancer Society. Cancer Facts & Figures 2025. 3. Park W, et al. JAMA. 2021;326(9):851-862; 4. Conroy T, et al. Ann Oncol 2023;34(11):987-1002; 5. National Comprehensive Cancer Network (NCCN). NCC Guidelines in Oncology. Pancreatic Adenocarcinoma. 2024; 6. Wainberg ZA, et al. Lancet 2023 Oct 7;402(10409):1272-1281; 7. Picozzi VJ, et al. J Clin Oncol 43, 2025 (suppl 4; abstr 673); 8. Hu ZI, et al. Nat Rev Gastroenterol Hepatol 2024; 21 (1):7-24; 1961-703; 9. Anderson EM, et al. Cancers (Basel)2021; 13(21):5510; 10. De La Fouchardiere C, et al. J Clin Oncol 2024;42(9):105-66; 7); 11. Hammel P et al. JAMA 2016;315(17):1844-53. Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. TTFields therapy 4 • TTFields are electric fields that disrupt processes critical for cancer cell division1-3 and may trigger an enhanced antitumor immune response • TTFields therapy is delivered noninvasively to the tumor site via a portable device that consists of a field generator and arrays placed on the skin4,5 • TTFields concomitant with systemic therapy is approved in the US and Europe for GBM, MPM, and metastatic NSCLC,6,7 and in Japan for GBM • TTFields with gemcitabine ± nab-paclitaxel was feasible and well tolerated in patients with advanced pancreatic adenocarcinoma in the phase 2 PANOVA pilot trial8 GBM, glioblastoma; MPM, malignant pleural mesothelioma; NSCLC, non-small cell lung cancer; TTFields, Tumor Treating Fields. 1. Kirson ED et al. Cancer Res. 2004;64(9):3288-3295. 2. Mun EJ et al. Clin Cancer Res. 2018;24(2):266-275. 3. Voloshin T et al. Cancers (Basel). 2020;12(10):3016; 4. Optune. Instructions for Use. Novocure; January 2019. 5. NovoTTF-100L. Instructions for Use for Unresectable Malignant Pleural Mesothelioma. Novocure; 2021; 6. Optune Lua® for Non-Small Cell Lung Cancer (NSCLC) – Patient Information and Operation Manual. Available at: https://assets.novocure.biz/optunelua/2024- 10/Optune%20Lua%20NSCLC%20ITE%20PIOM_v%2008.pdf; 7. Optune Gio®– Instructions for Use. Available at: https://www.optunegio.com/instructions-for-use; 8. Rivera F et al. Pancreatology 2017; 19(1):64-72. Actor portrayal Dr Vincent Picozzi

5

PANOVA-3 study design



Patients with locally advanced pancreatic adenocarcinoma
R
1:1
Stratified by ECOG PS & region
N = 571
TTFields therapy*
Gemcitabine 1000 mg/m2†
Nab-paclitaxel 125 mg/m2†
Follow-up Q4W
(CT scan Q8W)
Gemcitabine 1000 mg/m2†
Nab-paclitaxel 125 mg/m2†
Follow-up Q4W
(CT scan Q8W)
Monthly survival follow-up after local progression

Key inclusion criteria:
- Adults ≥18 years
- Previously untreated, biopsy confirmed disease
- Life expectancy ≥3 months
- ECOG PS 0-2

Key exclusion criteria:
- Prior palliative treatment to the tumor
- Implanted electronic medical device in torso
- Known allergies to medical adhesives, hydrogel or chemotherapies

Study sites: 198 across 20 countries (North and South America, Europe, Asia)‡
Enrollment: March 2018 – March 2023

Data cut-off: October 16, 2024
Registration number: NCT03377491

*150 kHz, 18h/day; †On days 1, 8, and 15 of each 28-day cycle; ‡ US, Mexico, Brazil, Canada; Spain, Hungary, Czech Republic, France, Poland, Germany, Austria, Switzerland, Italy, Israel, Belgium, Croatia; China, South Korea, Australia and Hong Kong;
CT, computer tomography; ECOG PS, Eastern Cooperative Oncology Group Performance Status; R, randomization; TTFields, Tumor Treating Fields; Q4W, every 4 weeks; Q8W, every 8 weeks.

Dr Vincent Picozzi

© 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2.

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. PANOVA-3: Endpoints and statistical analyses 6 *Compared using one-sided t-test after the directionality of the effect was established; †Compared using one-sided Fisher’s exact test with α=0.05. GnP, gemcitabine/nab-paclitaxel; ITT, intent-to-treat population; KM, Kaplan-Meier; mITT, modified intent-to-treat population; ORR, overall response rate; OS, overall survival; PFS, progression-free survival, TTFields, Tumor Treating Fields. • Primary and secondary endpoints were investigated in the ITT and mITT populations (= all patients treated with ≥1 full cycle of GnP and/or ≥28 days with TTFields) • OS was analyzed using the KM method, comparison of KM curves was done using two-sided log-rank test stratified by region • Pain-free survival: time from randomization until ≥20-point increase from baseline in a patient- reported visual analogue scale for pain or death Secondary endpoints (selected) • PFS (powered secondary endpoint) • Local PFS • Pain-free survival • 1-yr survival rate* • ORR † • Safety Post-hoc analysis • Distant PFS Primary endpoint • OS Dr Vincent Picozzi

7

Patient disposition


Screened
N=753
Randomized
N=571
TTFields + GnP
n=285
GnP
n=286
ITT
Treated
TTFields + GnP
n=277
Max. 7 days from randomization
Treated
GnP
n=270
Max. 7 days from randomization
*3 patients moved to SOC arm
Started TTFields + GnP
n=274
Started GnP
n=273
Safety
ITT excluded from mITT n=87
Randomized, not treated: n=8
Not treated with TTFields: n=3*
ITT excluded from mITT n=79
Randomized, not treated: n= 6
Treated for ≥28 days with TTFields + ≥1 full cycle of GnP†
n=198
Treated with ≥1 full cycle of GnP†
n=207
mITT

- ITT included all randomized patients regardless of treatment received; mITT included all patients who received at least one complete cycle of treatment (≥28 days with TTFields + ≥1 full cycle of GnP)
- The number of discontinuations in both arms during the first 28 days after inclusion was mostly related to disease progression or patients' decision

† One full GnP cycle is defined as 3 complete administrations per cycle.
GnP, gemcitabine/nab-paclitaxel; ITT, intent-to-treat population; mITT, modified intent-to-treat population; TTFields, Tumor Treating Fields..

Dr Vincent Picozzi
© 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2.

8

PANOVA-3: Patients characteristics

- Characteristics were generally well balanced between the 2 study arms
  - More females than males in the gemcitabine/ nab-paclitaxel arm
- High CA 19-9 values may be indicative of very advanced disease

		TTFields + GnP (n=285)	GnP (n=286)	Overall (n=571)
Median age (range)	Years	67 (31, 90)	67.5 (40, 88)	67 (31, 90)
Gender, n (%)	Male	147 (51.6)	125 (43.7)	272 (47.6)
	Female	138 (48.4)	161 (56.3)	299 (52.4)
Race, n (%)	American Indian or Alaska Native	9 (3.2)	4 (1.4)	13 (2.3)
	Asian	44 (15.4)	44 (15.4)	88 (15.4)
	Black or African American	16 (5.6)	14 (4.9)	30 (5.3)
	White	202 (70.9)	204 (71.3)	406 (71.1)
	Other	3 (1.1)	5 (1.7)	8 (1.4)
	Not Reported	11 (3.9)	15 (5.2)	26 (4.6)
ECOG PS, n (%)	0	109 (38.2)	111 (38.8)	220 (38.5)
	1	166 (58.2)	163 (57.0)	329 (57.6)
	2	10 (3.5)	12 (4.2)	22 (3.9)
CA 19-9, n (%)	Normal (≤37 U/mL)	48 (16.8)	44 (15.4)	92 (16.1)
	Elevated (38–1,000 U/mL)	140 (49.1)	152 (53.1)	292 (51.1)
	High (>1,000 U/mL)	88 (30.9)	79 (27.6)	167 (29.2)
	Untested	9 (3.2)	11 (3.8)	20 (3.5)

CA19-9, carbohydrate antigen 19-9; ECOG PS, Eastern Cooperation Oncology Group performance status; GnP, gemcitabine/nab-paclitaxel; TTFields, Tumor Treating Fields.

Dr Vincent Picozzi

© 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2.

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. PANOVA-3: Treatment characteristics 9 GnP, gemcitabine/nab-paclitaxel; NA, not applicable; TTFields, Tumor Treating Fields. • Duration of exposure to gemcitabine and nab-paclitaxel was similar in the study arms • The distribution of salvage therapies was balanced between the study arms Duration of exposure – ITT population TTFields + GnP (n=285) GnP (n=286) Gemcitabine Median cycles received, n (range) 6.0 (1.0, 57.0) 6.0 (1.0, 30.0) Median duration of exposure, weeks (range) 24.1 (0.1, 232.4) 22.1 (0.1, 134.1) Nab-paclitaxel Median cycles received, n (range) 6.0 (1.0, 57.0) 5.0 (1.0, 30.0) Median duration of exposure, weeks (range) 23.0 (0.1, 232.4) 21.4 (0.1, 134.1) TTFields Median daily device usage, % (range) 62.1 (0, 99.0) NA Median duration of exposure, weeks (range) 27.6 (0.1, 234.4) NA Median follow-up, months (range) 13.5 (0.03, 55.2) 12.9 (0.03, 50.1) Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. Primary endpoint: overall survival ITT TTFields + GnP GnP P-value Median OS (95% CI) Events 16.2 (15.0, 18.0) 201 14.2 (12.8, 15.4) 230 0.039 HR = 0.82 (95% CI: 0.68, 0.99) 1-year survival rate, Median (95% CI) 68.1 (62.0, 73.5) 60.2 (54.2, 65.7) 0.029 10 ITT Population CI, confidence interval; GnP, gemcitabine/nab-paclitaxel; HR, hazard ratio; ITT, intent-to-treat population; mITT, modified intent-to-treat population; OS, overall survival; TTFields, Tumor Treating Fields. 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 2412 30186 14285 50166224 26104 9286 41164 1698228 P ro b a b il it y o f o v e ra ll s u rv iv a l MonthsNumber at risk TTFields + GnP GnP GnP TTFields + GnP + Censored 36 mITT TTFields + GnP GnP P-value Median OS (95% CI) Events 18.3 (16.1, 20.0) 151 15.1 (13.4, 17.0) 169 0.023 HR = 0.77 (95% CI: 0.62, 0.97) 1-year survival rate, Median (95% CI) 75.1 (68.3, 80.6) 65.9 (59.0, 72.0) 0.022 Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. Secondary endpoints: PFS and local PFS 11 PFS – ITT population Local PFS* – ITT population *Progressive disease per revised RECIST version 1.1 in the absence of distant metastasis, including non-regional lymph node metastasis, and abdominal metastases. CI, confidence interval; GnP, gemcitabine/nab-paclitaxel; HR, hazard ratio; ITT, intent-to-treat population; PFS, progression-free survival; TTFields, Tumor Treating Fields. 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 2418126 9 6 285 3079153 286 1750133 Number at risk TTFields + GnP GnP P ro b a b il it y o f p ro g re s s io n -f re e s u rv iv a l Months + Censored GnP TTFields + GnP 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 2418126 9285 3690162 8286 2056139 Number at risk TTFields + GnP GnP P ro b a b il it y o f lo c a l p ro g re s s io n -f re e s u rv iv a l Months GnP + Censored TTFields + GnP TTFields + GnP GnP P-value Median PFS (95% CI) Events 10.6 (9.2, 12.2) 176 9.3 (7.6, 11.1) 162 0.137 HR = 0.85 (95% CI: 0.68, 1.05) 1-year PFS rate, Median (95% CI) 43.9 (36.9, 50.6) 34.1 (27.1, 41.2) 0.026 TTFields + GnP GnP P-value Median local PFS (95% CI) Events 12.5 (10.7, 14.5) 155 10.4 (9.1, 11.8) 139 0.151 HR = 0.84 (95% CI: 0.67, 1.06) 1-year local PFS rate, Median (95% CI) 51.9 (44.8, 58.6) 41.8 (34.2, 49.2) 0.027 Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. Post-hoc analysis: Distant PFS* 12 *Defined as progressive disease per revised RECIST version 1.1 in the absence of local progression. CI, confidence interval; GnP, gemcitabine/nab-paclitaxel; HR, hazard ratio; ITT, intent-to-treat population; PFS, progression-free survival; TTFields, Tumor Treating Fields. ITT TTFields + GnP GnP P-value Median distant PFS (95% CI) Events 13.9 (12.2, 16.8) 113 11.5 (10.4, 12.9) 119 0.022 HR = 0.74 (95% CI: 0.57, 0.96) 1-year distant PFS rate, Median (95% CI) 58.5 (50.7, 65.4) 47.6 (39.6, 55.2) 0.024 ITT population1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 2418126 11285 3386164 6286 1955138 Number at risk TTFields + GnP GnP Months + Censored GnP TTFields + GnP P ro b a b il it y o f d is ta n t P F S Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. Secondary endpoint: pain-free survival* 13 CI, confidence interval; GnP, gemcitabine/nab-paclitaxel; HR, hazard ratio; ITT, intent-to-treat population; TTFields, Tumor Treating Fields; VAS, visual analogue scale. *Pain-free survival was defined as the time to a ≥ 20-point increase from baseline on a patient-reported visual analogue scale (VAS) for pain or death ITT population 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 12 186 285 758122 25 286 430 1298 TTFields + GnP GnP + Censored Number at risk TTFields + GnP GnP P ro b a b il it y o f p a in -f re e s u rv iv a l Months 24 ITT TTFields + GnP GnP P-value Median pain-free survival (95% CI) Events 15.2 (10.3, 22.8) 102 9.1 (7.4, 12.7) 110 0.027 HR = 0.74 (95% CI: 0.56, 0.97) 1-year pain-free survival rate, Median (95% CI) 54.1 (46.2, 61.3) 45.1 (36.8, 53.0) 0.056 Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. 14 *Defined as the first time-point a patient experienced a deterioration of ≥10 points in the respective QoL scale or death. GnP, gemcitabine/nab-paclitaxel; QoL, quality of life; TTFields; Tumor Treating Fields. ITT TTFields + GnP GnP P-value Median time to deterioration* (95% CI) Events 7.1 (5.7, 9.4) 146 5.7 (4.1, 7.4) 160 0.023 HR = 0.77 (95% CI: 0.61, 0.97) 1-year deterioration-free rate, median (95% CI) 33.3 (26.1, 40.8) 23.3 (16.6, 30.7) 0.0414 • QoL analyses were performed in all patients using the EORTC QLQ C30 questionnaire with the pancreatic cancer-specific PAN26 addendum • Deterioration-free survival in global health status, pain and digestive problems were significantly improved in patients receiving TTFields Therapy • Full QoL data will be presented in the near future + Censored 0 12 186 Time to 10-point deterioration including death (months) 24 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 P ro b a b il it y o f b e in g d e te ri o ra ti o n f re e TTFields + GnP GnP 285 23888 11 286 219 760 Number at risk TTFields + GnP GnP Secondary endpoint: Quality of Life Global Health Status Dr Vincent Picozzi

15

Safety summary

AEs occurring in ≥20% of patients overall, n (%)	TTFields + GnP (N=274)		GnP (N=273)	
	All grades	Grade ≥3	All grades	Grade ≥3
Any AE	268 (97.8)	243 (88.7)	270 (89.9)	230 (84.2)
Neutropenia	172 (62.8)	131 (47.8)	180 (65.9)	130 (47.6)
Fatigue	165 (60.2)	29 (10.6)	148 (54.2)	21 (7.7)
Anemia	161 (58.8)	60 (21.9)	158 (57.9)	61 (22.3)
Thrombocytopenia	122 (44.5)	39 (14.2)	133 (48.7)	32 (11.7)
Diarrhea	119 (43.4)	11 (4.0)	125 (45.8)	15 (5.5)
Neuropathy peripheral	112 (40.9)	20 (7.3)	81 (29.7)	18 (6.6)
Nausea	107 (39.1)	11 (4.0)	121 (44.3)	7 (2.6)
Edema peripheral	107 (39.1)	5 (1.8)	99 (36.3)	2 (0.7)
Leukopenia	85 (31.0)	47 (17.2)	98 (35.9)	42 (15.4)
Dermatitis	**82 (29.9)**	**8 (2.9)**	**8 (2.9)**	**0**
Vomiting	82 (29.9)	7 (2.6)	79 (28.9)	15 (5.5)
Hepatic enzyme increased	75 (27.4)	35 (12.8)	72 (26.4)	24 (8.8)
Pyrexia	74 (27.0)	6 (2.2)	64 (23.4)	2 (0.7)
Abdominal pain	73 (26.6)	11 (4.0)	83 (30.4)	12 (4.4)
Rash	**71 (25.9)**	**5 (1.8)**	**23 (8.4)**	**1 (0.4)**
Alopecia	71 (25.9)	0	86 (31.5)	2 (0.7)
Musculoskeletal pain	70 (25.5)	3 (1.3)	79 (28.9)	5 (1.8)
Constipation	65 (23.7)	1 (0.4)	57 (20.9)	0
Hypokalemia	63 (23.0)	12 (4.4)	70 (25.6)	20 (7.3)
Pruritus	**61 (22.3)**	**0**	**23 (8.4)**	**0**

AE, n (%)	TTFields + GnP (N=274)		GnP (N=273)	
	All grades	Grade ≥3	All grades	Grade ≥3
Serious AE	147 (53.6)	143 (52.2)	131 (48.0)	130 (47.6)
AE leading to device discontinuation	23 (8.4)		NA	
AE leading to chemotherapy discontinuation	47 (17.2)		43 (15.8)	
AE leading to death	17 (6.2)		16 (5.9)	

- Rates of AEs were similar between arms
- Toxicity profile as expected for treatment with gemcitabine/nab-paclitaxel overall[1]
- Higher number of skin AEs seen in the TTFields arm

AE, adverse event; GnP, gemcitabine/nab-paclitaxel; TTFields, Tumor Treating Fields.

1. Von Hoff DD, et al. NEJM 2013;369(18):1691-703.

Dr Vincent Picozzi

© 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2.

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. 16 Device-related AEs, n (%) TTFields + GnP (N=274) All grades Grade ≥3 Any AE 222 (81.0) 26 (9.5) Any serious AE 1 (0.4) 0 Any AE leading to TTFields discontinuation 23 (8.4) 7 (2.6) Any AE leading to death 0 0 AEs occurring in ≥2% of patients Dermatitis 76 (27.7) 8 (2.9) Rash 48 (17.5) 4 (1.5) Pruritus 41 (15.0) 0 Rash maculo-papular 33 (12.0) 3 (1.1) Erythema 29 (10.6) 0 Skin irritation 25 (9.1) 2 (0.7) Skin reaction 17 (6.2) 1 (0.4) Skin ulcer 14 (5.1) 1 (0.4) Blister 10 (3.6) 0 Fatigue 12 (4.4) 2 (0.7) Abdominal pain 9 (3.3) 0 Diarrhea 7 (2.6) 0 Skin injury 8 (2.9) 0 Thermal burn 6 (2.2) 0 AE, adverse event; GnP, gemcitabine/nab-paclitaxel; TTFields, Tumor Treating Fields. Device-related adverse events • No new safety signals were observed • No deaths were attributed to TTFields • Skin AEs were the most common device-related AEs ▪ Majority were grade 1/2 and manageable with appropriate skin-care routines ▪ 7.7% of patients reported a grade 3 skin AE Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. Key Takeaway Points/Conclusions 17 Survival benefit for patients is supported by significantly improved QoL and pain-free survival* compared with GnP alone The only frequently reported TTFields toxicity was localized skin reactions *as the time to a ≥ 20-point increase from baseline on a patient-reported visual analogue scale for pain or death. GnP, gemcitabine/nab-paclitaxel; LA-PAC, locally advanced pancreatic adenocarcinoma; OS, overall survival; TTFields, Tumor Treating Fields. PANOVA-3 is the first phase 3 trial in patients with unresectable LA-PAC to show an OS benefit over gemcitabine/nab-paclitaxel PANOVA-3 establishes TTFields with GnP as a potential new standard paradigm for unresectable LA-PAC Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. Tumor Treating Fields With Gemcitabine and Nab-Paclitaxel for Locally Advanced Pancreatic Adenocarcinoma: Randomized, Open- Label, Pivotal Phase III PANOVA-3 Study ascopubs.org QR code here Check out the accompanying podcast, “TTFields in Locally Advanced Pancreatic Adenocarcinoma,” with Drs. Eileen M. O’Reilly and Peter Li, located on the online publication’s main page or at asco.org/podcasts. Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. 19 Special thank you to all participating patients, their families, and clinical research teams for your commitment and contributions. Acknowledgements Medical writing support for this presentation was provided by Chelsea Higgins, Janin Knop and Christine Mormont of Novocure and Christine el Jundi of Bioscript Group. We thank Prof. Daniel Von Hoff for his contributions to design, development of, and guidance on the trial. We thank Dr. Hani Babiker, chair of the P3 steering committee & co-first author for his unwavering support to this trial and to TTFields. This study was sponsored by Novocure. Editorial support funded by Novocure Thank you to all participating sites around the world Austria: Salzburg Uniklinik fur Innere Medizin, Landes-Krankenhaus Steyr, Medical University of Graz, Klinikum Klagenfurt am Wörthersee; Australia: Greenslopes Oncology, Westmead Hospital, Sydney Adventist Hospital, St. John of God Murdoch Hospital, Monash Health; Belgium: University of Leuven, Research UZ/KU Leuven, Clinique Universutaire Saint Luc - Institut Roi Albert; Brazil: Instituto Ribeiraopretano de Combate ao Cancer, Instituto Brasileiro de Controle do Cancer (IBCC), Hospital de Clínicas de Porto Alegre, COI, Ynova Pesquisa Clinica, Hospital de Caridade de Ijui (HCI), Centro de Pesquisa Clínica Multidisciplinar da Santa Casa de Porto Alegre, Hospital São Lucas da PUCRS, Oncoclinicas Rio de Janeiro S.A.’ Instituto D’Or de Pesquisa e Ensino – Matriz Rio de Janeiro, Instituto D’Or de Pesquisa e Ensino – Filial Salvador (Hospital São Rafael), Instituto D’Or de Pesquisa e Ensino; Canada: Centre Hospitalier Universitaire de Sherbrooke CIUSSS de l’Estrie – CHUS, London Health Science Center London Regional Cancer Program, Centre Hospitalier de l'Universite de Montreal- CHUM CIUSSS de l’Estrie – CHUS; People’s Republic of China: Beijing Cancer Hospital, Jilin Guowen Hospital, Henan Provincial People’s Hospital, Shanghai Changhai Hospital, Xingtai People’s Hospital, The First Affiliated Hospital of Zhengzhou University, First Affiliated Hospital of Xi'an Jiaotong University, Beijing University People's Hospital, Union Hospital affiliated to Tongji Medical College of Huazhong University of Science and Technology, Shanxi Province Cancer Hospital, Tongji Hospital affiliated to Tongji Medical College of Huazhong University of Science and Technology, Sun Yat- Sen Memorial Hospital of Sun Yat-Sen University, Guangdong Provincial People's Hospital, Bethune First Hospital of Jilin University, Sir Run Run Shaw Hospital affiliated to Zhejiang University School of Medicine, Linyi Cancer Hospital, Harbin Medical University Cancer Hospital, Beijing Union Medical College Hospital; Croatia: UHC Zagreb; Czech Republic: Olomouc Fakultni Nemocnice, Nemocnice Na Bulovce, General University Hospital in Prague, Nemocnice Novy Jicin, Masaryk Institute of Oncology; France: Institut de Cancérologie de l’Ouest (ICO), Hopital Saint-Antoine, Centre Léon Bérard, Hopital haut-Léveque CHU Bordeaux - Service d'Hépato- Gastroentérologie et d'Oncologie digestive, Strasbourg Oncologie Liberale, Hospital Group Bretagne Sud, Centre Armoricain d'Oncologie – CARIO, Centre de Lutte Contre le Cancer (CLCC) - Centre Paul Strauss; Germany: Klinik München Bogenhausen, Universitätsklinikum Ulm, Carl-von-Basedow-Klinikum Saalekreis, Medizinische Hochschule Hannover, Klinik fur Gastroenterologie, Hepatologie und Endokrinologie, Bonifatius Hospital Hematology and Oncology Lingen, Klinikum Chemnitz gGmbH; Hong Kong: Queen Mary Hospital; Hungary: Bacs-Kiskun County Teaching Hospital, Jasz-Nagykun-Szolnok Megyei Hetenyi Geza, National Institute of Oncology, Tolna County Balassa Janos Hospital, Békés Megyei Pándy Kálmán Kórháza Megyei Onkológiai Központja; Israel: Haifa Rambam Medical Center, Tel Aviv Sourasky Medical Center, Hadassah Medical Center, Rabin Medical Center, Sheba Pancreatic Cancer Center; Italy:Università Campus Bio-Medico, Azienda Ospedaliero-Universitaria Città della Salute e della Scienza di Torino, Ospedale Civile Ss. Antonio e Biagio e Cesare Arrigo, Ospedale San Giovanni, Azienda Ospedaliero-Universitaria Careggi; Mexico: Accelerium Clinical Research, Centro Potosino de Investigación Médica, Mediadvance Clinical, Centro de Investigación Médica Aguascalientes (CIMA), FAICIC Clinical Research, Clinstile S.A de C.V., Centro de Estudios de Alta Especialidad de Sinaloa, Phylasis Clinicas Research, Hospitales Star Medica, PCR Toluca Corporativo Hospital Satelite, Clinica Integral Internacional de Oncologia, Hospital Angeles - Centro Medico del Potosi, Practice of Centro Hemato Oncologico Privado, Hospital Universitario "Dr. Jose Eleuterio Gonzalez“; Poland: M.Sklodowska-Curie Inst.of Oncol., Klinika Onkologii Uniwersytetu Medyczneg, Mrukmed Medical Center, Uniwersytecki Szpital Kliniczny we Wrocławiu, Oncology and Radiotherapy Clinic University Clinical Center Non-Invasive Medicine Center; South Korea: Chonnam National University Hwasun Hospital, Dong-A University Hospital, Gachon University Gil Hospital, Inha University Hospital, Keimyung University, Dongsan hospital, Korea University Guro Hospital, National Cancer Center, Samsung Medical Center, Seoul National University Bundang Hospital, The Catholic University of Korea, Seoul St. Mary's Hospital, Severance Hospital, Ajou University Hospital, CHA Bundang Medical Center; Spain: Vall d'Hebron Barcelona, Madrid, HM Hospitales CIOCC, Instituto Oncologico Dr. Rosell, Hospital Universitario Ramon Y Cajal Carretera de Colmenar Viejo, Hospital Regional Universitario de Málaga, Marqués de Valdecilla University Hospital, Elche Hospital General Universitario, Inst. Valenciano de Oncologia, Pamplona Clinica Universidad de Navarra,; Switzerland: Fribourg Hôpital, Winterthur Kantonsspital; USA: Tennessee Oncology, Cedars Sinai, Ochsner Clinic Foundation, Associated Neurologists of Southern Connecticut, University of Minnesota, The University of Arizona Cancer Center, Texas Oncology, Comprehensive Cancer Center of Nevada, Karmanos Cancer Center, Norton Cancer Institute, Beth Israel Deaconess Medical Center (BIDMC), Erlanger Health System, West Virginia University, Banner MD Anderson Cancer Center, Seattle Cancer Care Alliance, Pacific Cancer Medical Center, Virginia Mason Medical Center, Novant Health Oncology Specialists, HCA Midwest Division of Sarah Cannon Research Institute, Laura and Issac Perimutter Cancer Center at NYU Langone, Mount Sinai Comprehensive Cancer Center (MSCCC), Vita Medical Associates, Loyola University Chicago, University of Kansas Cancer Center (KUCC), Boca Raton Clinical Research Medical Center, Florida Hospital Tampa, Dignity Health Cancer Institute, Florida Cancer Specialists, Florida Cancer Specialists, Renown Regional Medical Center, Piedmont Cancer Institute (PCI), Nebraska Methodist Hospital, Geisinger Medical Center, North Shore University Health, University of Maryland Comprehensive Cancer Center, University of Oklahoma Health Sciences Center, Arizona Oncology Associates, Oncology and Hematology Associates of Southwest Virginia, Texas Oncology – Bedford, Texas Oncology – Tyler, Texas Oncology - El Paso Cancer, Baylor, Scott and White Medical Center, Cancer & Hematology Centers of Western Michigan, Florida Hospital Cancer Institute, Houston Methodist Cancer Center and Institute of Academic Medicine, Cotton O’Neil Cancer Center Stormont Vail Health Care, Illinois Cancer Specialist, Texas Oncology - Beaumont Mamie, Maryland Oncology Hematology, Willamette Valley Cancer Institution, NY Presbyterian Queens, Infirmary Health, White Plains Hospital, Vista Oncology Group, Sutter Institute for Medical Research, Rush University Medical Center, Methodist Richardson Cancer Center, UMass Memorial Hospital, Lynn Cancer Institute, Boca Raton Regional Hospital, Grandview Health, General Physician Cancer Care – Williamsville, Hematology Oncology Central Maine Medical Center (CMMC), Cancer Specialist of North Florida, Providence Medical Foundation, Gabrail Cancer Center Research, Toledo Clinic Cancer Center, OptumCare, Tennessee Cancer Specialists, Princeton Radiation Oncology (Regional Cancer Care Associates LLC), Bassett Cancer Institute, Ridley Tree Cancer Center, Mayo Clinic Jacksonville, St. Elizabeth Healthcare, St. Helena Healthcare - Martin O'Neil Cancer Center Scan to access JCO publication Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. 20 Appendix Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. Array Layouts 21 A) Epigastric-centered with the superior discs row at the level of the xiphoid B) Left hypochondriac-shifted to the left with the superior discs row at the level of the xiphoid C) Right hypochondriac-shifted to the right with the superior discs row at the level of the xiphoid D) Umbilical- centered with the superior discs row at the inferior border of the 10th costal cartilage Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. Array Layouts – continued 22 E) Left lumbar-shifted to the left with the superior discs row at the inferior the 10th costal cartilage F) Right lumbar-shifted to the right with the superior discs row at the inferior border of the 10th costal cartilage. G) Large epigastric- centered with the superior discs row at the level of the xiphoid H) Large umbilical- centered with the inferior discs row below the umbilicus Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. Secondary Endpoints in the mITT population 23 mITT TTFields + GnP GnP P-value Median PFS (95% CI) Events 11.2 (9.4, 13.1) 136 10.7 (9.1, 11.5) 121 0.183 HR = 0.84 (95% CI: 0.66, 1.08) 1-year PFS rate, median (95% CI) 48.5 (40.5, 56.0) 38.7 (30.5, 46.8) 0.044 PFS Local PFS mITT TTFields + GnP GnP P-value Median local PFS (95% CI) Events 12.9 (11.3, 15.1) 117 11.5 (9.8, 13.1) 101 0.194 HR = 0.84 (0.64. 1.10) 1-year local PFS rate, median (95% CI) 51.9 (44.8, 58.6) 41.8 (34.2, 49.2) 0.027 mITT TTFields + GnP GnP P-value Median distant PFS (95% CI) Events 15.6 (13.1, 18.4) 81 12.2 (11.3, 13.7) 88 0.017 HR = 0.69 (95% CI: 0.51, 0.94) 1-year distant PFS rate, median (95% CI) 64.4 (55.7, 71.8) 52.6 (43.4, 60.9) 0.013 Distant PFS (post-hoc) mITT TTFields + GnP GnP P-value Median pain-free survival (95% CI) Events 16.6 (11.0, 29.9) 79 9.2 (7.6, 12.9) 86 0.019 HR = 0.69 (95% CI: 0.50, 0.94) 1-year pain-free survival rate, Median (95% CI) 56.8 (48.1, 64.7) 45.8 (36.6, 54.6) 0.040 Pain-free survival Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. Overall response rate (ITT population) 24 TTFields + GnP (n=244) GnP (n=243) Best overall response, n (%) CR 3 (1.2) 0 PR 85 (34.8) 73 (30.0) SD 142 (58.2) 150 (61.7) PD ORR, % (95% CI) 14 (5.7) 36.1 (30.0, 42.4) 20 (8.2) 30.0 (24.3, 36.2) Mean difference in ORR, % (95% CI) 1-sided p-value 6.0 (−2.4, 14.4) 0.094 Resectability rate, % (95% CI) 7.0% (4.3, 10.6) 10.1% (6.9, 14.2) CI, confidence interval; CR, complete response; GnP, gemcitabine/nab-paclitaxel; ITT, intent-to-treat population; ORR, overall response rate; PD, progressive disease; PR, partial response; SD, stable disease; TTFields, Tumor Treating Fields • ORR and resectability rate were not significantly improved with concomitant TTFields therapy • Resectability rate was comparable to other trials in this population Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. Salvage Therapies 25 Summary of Salvage Systemic Therapies TTFields + GnP (N=285) GnP (N=286) Number of Subjects Having Salvage Systemic Therapies 146 (51.2) 134 (46.9) Fluorouracil 92 (32.3) 78 (27.3) Irinotecan hydrocholide 85 (29.8) 69 (24.1) Folinic acid 75 (26.3) 61 (21.3) Oxaliplatin 57 (20.0) 42 (14.7) Radiotherapy 48 (16.8) 44 (15.4) Gemcitabine Hydrochloride 29 (10.2) 24 (8.4) Capecitabine 27 (9.5) 23 (8.0) Paclitaxel Albumin 22 (7.7) 11 (3.8) Gimeracil; Oteracil; Tegafur 9 (3.2) 5 (1.7) Investigational Antineoplastic Drugs 8 (2.8) 5 (1.7) Traditional Medicine 3 (1.1) 4 (1.4) Cisplatin 3 (1.1) 2 (0.7) Dr Vincent Picozzi

PRESENTED BY: © 2025 Novocure GmbH. All rights reserved. Novocure is a trademark of Novocure GmbH. MED-GL-PANC-2500004_V2. Limitations 26 • Investigator's assesment of CT scans for response determination • While protocol included a clear definition of resectability at baseline, there was no such guidance for follow up visits • Gender imbalance between both arms • High discontinuation rate within the first month in both arms • The median OS in the control arm is lower than in other phase 2 and 3 trials, albeit in line with RWE data • Open label trial Dr Vincent Picozzi